Exhibit 32.1

CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sound Worldwide Holdings, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roger Kwok Wing Fan, President, Chief Executive Officer and Chairman of the Board of Directors, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: November 13, 2009

/s/ Roger Kwok Wing Fan
Roger Kwok Wing Fan, President, Chief Executive Officer and Chairman of the Board of Directors